================================================================================

                             CORNERSTONE STRATEGIC
                                VALUE FUND, INC.









                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

================================================================================

CONTENTS

Letter to Shareholders ....................................................    1

Portfolio Summary .........................................................    4

Schedule of Investments ...................................................    5

Statement of Assets and Liabilities .......................................   10

Statement of Operations ...................................................   11

Statement of Changes in Net Assets ........................................   12

Financial Highlights ......................................................   13

Notes to Financial Statements .............................................   14

Results of Annual Meeting of Stockholders .................................   17

Description of Dividend Reinvestment & Cash Purchase Plan .................   18

Privacy Policy Notice .....................................................   20

Summary of General Information ............................................   21

Shareholder Information ...................................................   21







================================================================================

LETTER TO SHAREHOLDERS

                                                                  August 2, 2001

Dear Fellow Shareholders:

Our report for Cornerstone Strategic Value Fund, Inc. (the "Fund"), formerly the Clemente Strategic Value Fund, Inc., covering the six months ended June 30, 2001, follows. At the end of the period, the Fund's net assets were $38.4 million. Net Asset Value ("NAV") per share was $9.68, as compared to $11.31 at December 31, 2000. Following the direction of the Board of Directors (the "Board") and a vote of the shareholders at the Fund's annual meeting in April, the Fund replaced its investment adviser and the portfolio composition changed under the new management by Cornerstone Advisors, Inc. Individual holdings were spread across a much broader range of U.S. and non-U.S. equities.


ECONOMIC AND MARKET SUMMARY

The economic revival, that started way back in 1991 and grew into the longest peacetime expansion in the history of the U.S., stalled alarmingly in the first quarter. One industry after another found itself with excess capacity and withering profits, leading to decreases in capital spending and significant layoffs.

The market downturn was broader and heavier than most expected, with few industry segments spared. The Dow Jones Industrial Average dropped 8%, the S&P 500 declined 12% and the NASDAQ Composite dove 25% for the first quarter. Financials, capital goods, and health care were particularly weak and technology staged a major retreat. Outside the U.S., the picture was not pretty either, with many stock markets around the world plunging to depths not seen for years. The Morgan Stanley Capital International Europe Australasia Far East Index was down 14% in U.S. dollar terms by quarter's end.

As we ended the second quarter, the Federal Reserve had just completed the sixth interest rate cut of 2001. The three cuts made during this latest quarter slashed an additional 1.25% from rates, following up on the three made in the first quarter that totaled 1.5%. But the latest 1/4 point cut in late June, which brought the Fed funds rate down to a seven year low of only 3.75%, was treated with general disappointment by the market, even though the pace and depth of the Fed's reductions has been historically fast and deep. There has generally been a lag of at least six months before the impact of any rate cut is fully felt. As we approached the six-month point since the first of these cuts, most analysts remained mildly optimistic that growth would pick up soon, at least by the latter half of the year. However, as more economic data and corporate profit reports continued to roll in, doubts increased that the U.S. economy will indeed be able to get back on its feet by the end of 2001.

Happily, all major U.S. stock indices did enjoy a rebound in the second quarter
- the Dow Jones Industrial Average bounced back 6%; the S&P 500 was up 5%; the NASDAQ Composite was up 17%. However, even after these rebounds, all these same indices remained mired in negative territory for the year, still down 3%, 7% and 13%, respectively, with almost all of the rebound occurring only in April. Unfortunately, many global developed markets continued to deteriorate, as the dollar remained strong.



================================================================================
                                                                               1

PORTFOLIO PERFORMANCE

Portfolio performance reflected these market moves with a steep drop in the first quarter that recovered somewhat in the second. Damage to the Fund's portfolio in the first quarter was significant. Although returns were helped by the positive moves of AOL Time Warner Inc. and WorldCom, Inc., many of the other larger positions declined. The substantial drop in the value of Analog Devices, Inc. ("ADI") and Morgan Stanley Dean Witter & Co. ("MWD") reflected the broader retreat in Technology and Financials. (Both of these issues recovered much of their loss with strong gains in the second quarter). Internationally, first quarter performance was hurt by major declines in Korea Telecom Corporation, Vodafone Group plc, and STMicroelectronics N.V. (none of which recovered through the end of the half). The transition into a broader range of holdings allowed the domestic markets to lift returns for the second quarter. In addition to recoveries by ADI and MWD, performance was also helped by Tyco International Ltd.'s strong move. The portfolio's international exposure was reduced as telecom issues continued to retreat, Europe showed few signs of recovery, and Asia's initial out-performance began to slow.


OUTLOOK

It is already apparent that early optimism on third quarter recovery was premature. As the second half of 2001 unfolds, equities will remain under pressure from earnings disappointments. Continuing threats to the U.S. economy remain, such as the possibility of decline in consumer spending, lack of recovery in business capital expenditures, or emerging weakness in other parts of the world. Globally, Europe will continue to face lower growth with little hope of significant central bank rate reduction. Japan's new Prime Minister faces the daunting task of cleaning up a banking mess without further damaging a burdened economy entering its fourth recession in a decade. Asia's other export-driven economies will continue to feel the effects of cooling demand.

But indications are indeed growing that the U.S. economic downturn is nearing a bottom and we may see a return of more acceptable growth in 2002, possibly even by the earlier part of the year. Much about today's economic outlook for the U.S. remains positive. Inflation is still under control, the unemployment rate remains low and the positive effects of past interest rate cuts are beginning to be felt. Furthermore, additional reduction in interest rates can now be expected, the impact of recent tax rate cuts will start to be felt soon, and energy costs have been dropping, all of which should provide a further boost to economic growth.

We believe there is an increasing feeling that the worst may be behind us. The stock market record of the past few years suggests that there are some eternal truths in equity investing, and that our consistent, more conservative strategies did not go out of style with the "new economy". We continue to believe that our more conservative approach involving a long-term perspective, with an emphasis on broad diversification, balanced asset allocation and liquidity, and our current U.S. equity focus, are appropriate for our shareholders in this environment.



================================================================================
2

LETTER TO SHAREHOLDERS (CONCLUDED)

The Board continues to emphasize using the Fund's unique advantages to enhance long-term capital appreciation.

     -- The investment flexibility recently given by the stockholders has enabled substantial change in the Fund's holdings. This has allowed the portfolio to be much more diversified; thus moderating the negative volatility that often accompanies narrowly focused objectives.

     -- The program of repurchasing the Fund's shares has continued. Through June 30, 2001, a total of 1,926,340 shares have been bought by the Fund, representing 32.05% of the shares outstanding at the start of the program. (Prior to the repurchase program, the Fund held 117,600 in treasury.) In effect, this repurchasing of shares at a discount allows the Fund to purchase its portfolio at below market prices. It has provided a direct benefit to those remaining as shareholders by increasing the Fund's NAV per share. This program has also provided additional liquidity for those shareholders desiring to sell their shares in the Fund.

     -- The expense ratio has been substantially reduced. Working with the new investment adviser, the Board has overseen changes in and by a number of providers to improve the scope and cost of services to the Fund. In addition, the investment management agreement recently approved by shareholders provides for a waiver of management fees if Fund expenses exceed certain limits.

We believe that we have positioned Cornerstone Strategic Value Fund, Inc. to produce excellent returns for the long-term investor. We know you have a choice, we thank you for your support, and we look forward to continuing to serve you in the future.

Sincerely,



/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman





================================================================================
                                                                               3

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
PORTFOLIO SUMMARY - AS OF JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN, BY SECTOR
                                                                    PERCENT OF
                SECTOR                                              NET ASSETS
--------------------------------------------------------------------------------
1     Drugs (Major Pharmaceuticals)                                 12.5
--------------------------------------------------------------------------------
2     Manufacturing (Diversified)                                    7.9
--------------------------------------------------------------------------------
3     Insurance (Property-Casualty)                                  6.2
--------------------------------------------------------------------------------
4     Foods                                                          5.3
--------------------------------------------------------------------------------
5     Computers (Software & Services)                                5.3
--------------------------------------------------------------------------------
6     Electronics (Semiconductors)                                   5.1
--------------------------------------------------------------------------------
7     Retail (Home Shopping)                                         5.0
--------------------------------------------------------------------------------
8     Financial (Diversified)                                        3.8
--------------------------------------------------------------------------------
9     Telephone                                                      3.8
--------------------------------------------------------------------------------
10    Computers (Hardware)                                           3.5
--------------------------------------------------------------------------------




TOP TEN HOLDINGS, BY ISSUER
                                                                      Percent of
            Holding                                    Sector         Net Assets
--------------------------------------------------------------------------------
1     Pfizer Inc.                           Drugs (Major Pharmaceuticals)    6.5
--------------------------------------------------------------------------------
2     Home Depot, Inc. (The)                Retail (Home Shopping)           5.0
--------------------------------------------------------------------------------
3     Sysco Corp.                           Foods                            4.7
--------------------------------------------------------------------------------
4     General Electric Co.                  Manufacturing (Diversified)      4.4
--------------------------------------------------------------------------------
5     American International Group, Inc.    Insurance (Property-Casualty)    3.6
--------------------------------------------------------------------------------
6     Microsoft Corp.                       Computers (Software & Services)  3.3
--------------------------------------------------------------------------------
7     Exxon Mobil Corp.                     Oil (Domestic Integrated)        2.8
--------------------------------------------------------------------------------
8     Analog Devices, Inc.                  Electronics (Semiconductors)     2.5
--------------------------------------------------------------------------------
9     Citigroup Inc.                        Insurance (Property-Casualty)    2.4
--------------------------------------------------------------------------------
10    Tyco International Ltd.               Manufacturing (Diversified)      2.3
--------------------------------------------------------------------------------




================================================================================
4


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          No. of         Value
Description                                               Shares        (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 99.00%
BERMUDA - 2.27%
  BASIC MATERIALS - 2.27%
   Manufacturing (Diversified) - 2.27%
Tyco International Ltd.
(cost - $602,800) ................................         16,000     $  872,000
                                                                      ----------
CANADA - 0.22%
  TECHNOLOGY - 0.22%
   COMMUNICATION EQUIPMENT - 0.22%
Nortel Networks Corp.
(cost - $146,546) ................................          9,400         85,446
                                                                      ----------
NETHERLANDS - 1.72%
  CONSUMER STAPLES - 0.31%
   FOODS - 0.31%
Unilever NV, NY Shares ...........................          2,000        119,140
                                                                      ----------
ENERGY - 1.41%
  OIL (INTERNATIONAL INTEGRATED) - 1.14%
Royal Dutch Petroleum Co., NY Shares .............          7,500        437,025
                                                                      ----------
OIL & GAS (EXPLORATION  & PRODUCTION) - 0.27%
Schlumberger Ltd. ................................          2,000        105,300
                                                                      ----------
Total Energy .....................................                       542,325
                                                                      ----------
Total Netherlands (cost - $658,515) ..............                       661,465
                                                                      ----------
PANAMA - 0.17%
  CONSUMER STAPLES - 0.17%
   ENTERTAINMENT - 0.17%
Carnival Corp. (cost - $58,107) ..................          2,100         64,470
                                                                      ----------
UNITED STATES - 94.62%
  BASIC MATERIALS - 1.52%
   ALUMINUM - 0.32%
Alcoa Inc. .......................................          3,100        122,140
                                                                      ----------
CHEMICALS (DIVERSIFIED) - 0.74%
Dow Chemical Co. (The) ...........................          3,200        106,400
E.I. du Pont de Nemours & Co. ....................          3,700        178,488
                                                                      ----------
                                                                         284,888
                                                                      ----------
PAPER & FOREST PRODUCTS - 0.46%
International Paper Co. ..........................          2,000         71,400
Kimberly-Clark Corp. .............................          1,900        106,210
                                                                      ----------
                                                                         177,610
                                                                      ----------
Total Basic Materials ............................                       584,638
                                                                      ----------


                                                          No. of         Value
Description                                               Shares        (Note A)
--------------------------------------------------------------------------------

CAPITAL GOODS - 6.82%
  AEROSPACE/DEFENSE - 0.43%
Boeing Co. (The) .................................          3,000     $  166,800
                                                                      ----------
ELECTRICAL EQUIPMENT - 0.39%
Motorola, Inc. ...................................          6,600        109,296
Solectron Corp.+ .................................          2,200         40,260
                                                                      ----------
                                                                         149,556
                                                                      ----------
MACHINERY (DIVERSIFIED) - 0.17%
Caterpillar Inc. .................................          1,300         65,065
                                                                      ----------
MANUFACTURING (DIVERSIFIED) - 5.59%
Dover Corp. ......................................            700         26,355
General Electric Co. .............................         34,500      1,681,875
Honeywell International Inc. .....................          2,800         97,972
Masco Corp. ......................................          1,700         42,432
Minnesota Mining & Manufacturing Company (3M) ....          1,500        171,150
United Technologies Corp. ........................          1,700        124,542
                                                                      ----------
                                                                       2,144,326
                                                                      ----------
OFFICE EQUIPMENT & SUPPLIES - 0.06%
Xerox Corp. ......................................          2,400         22,968
                                                                      ----------
WASTE MANAGEMENT - 0.18%
Waste Management, Inc. ...........................          2,200         67,804
                                                                      ----------
Total Capital Goods ..............................                     2,616,519
                                                                      ----------
COMMUNICATION SERVICES - 5.90%
  TELECOMMUNICATIONS (CELLULAR) - 0.41%
Nextel Communications, Inc., Class A+ ............          2,800         49,000
Palm, Inc.+ ......................................          2,000         12,140
Sprint Corp. (PCS Group)+ ........................          3,400         82,110
WorldCom, Inc.  (MCI Group)+ .....................            900         14,490
                                                                      ----------
                                                                         157,740
                                                                      ----------
TELECOMMUNICATIONS (LONG DISTANCE) - 1.72%
AT&T Corp. .......................................         12,500        275,000
Sprint Corp. .....................................          3,100         66,216
WorldCom, Inc. (WorldCom Group) ..................         22,500        319,500
                                                                      ----------
                                                                         660,716
                                                                      ----------


================================================================================
                                 See accompanying notes to financial statements.
                                                                               5


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                          No. of         Value
Description                                               Shares        (Note A)
--------------------------------------------------------------------------------

TELEPHONE - 3.77%
BellSouth Corp. ..................................          6,600     $  265,782
Qwest Communications International Inc. ..........          5,700        181,659
SBC Communications Inc. ..........................         12,400        496,744
Verizon Communications Inc. ......................          9,400        502,900
                                                                      ----------
                                                                       1,447,085
                                                                      ----------
Total Communication Services .....................                     2,265,541
                                                                      ----------
CONSUMER CYCLICALS - 8.57%
  AUTO PARTS & EQUIPMENT - 0.08%
Delphi Automotive Systems Corp. ..................          2,000         31,860
                                                                      ----------
AUTOMOBILES - 0.75%
Ford Motor Co. ...................................          6,700        164,485
General Motors Corp. .............................          1,900        122,265
                                                                      ----------
                                                                         286,750
                                                                      ----------
RETAIL (DISCOUNTERS) - 2.30%
Target Corp. .....................................          3,200        110,720
Wal-Mart Stores, Inc. ............................         15,800        771,040
                                                                      ----------
                                                                         881,760
                                                                      ----------
RETAIL (HOME SHOPPING) - 4.99%
Home Depot, Inc. (The) ...........................         41,100      1,913,205
                                                                      ----------
RETAIL (SPECIALTY-APPAREL) - 0.23%
Gap, Inc. (The) ..................................          3,100         89,900
                                                                      ----------
SERVICES (ADVERTISING/MARKETING) - 0.08%
Interpublic Group of Companies Inc. (The) ........          1,100         32,285
                                                                      ----------
SERVICES (COMMERCIAL & CONSUMER) - 0.14%
Cendant Corp.+ ...................................          2,700         52,650
                                                                      ----------
Total Consumer Cyclicals .........................                     3,288,410
                                                                      ----------
CONSUMER STAPLES - 14.55%
  BEVERAGES (ALCOHOLIC) - 0.34%
Anheuser-Busch Companies, Inc. ...................          3,200        131,840
                                                                      ----------
BEVERAGES (NON-ALCOHOLIC) - 1.64%
Coca-Cola Co. (The) ..............................          9,000        405,000
PepsiCo., Inc. ...................................          5,100        225,420
                                                                      ----------
                                                                         630,420
                                                                      ----------


                                                          No. of         Value
Description                                               Shares        (Note A)
--------------------------------------------------------------------------------

BROADCASTING (TV, CABLE, RADIO) - 2.76%
AOL Time Warner Inc.+ ............................         14,700     $  779,100
                                                                      ----------
CLEAR CHANNEL
Communications, Inc.+ ............................          2,100        131,670
Comcast Corp., Special Class A+ ..................          3,300        143,220
                                                                      ----------
                                                                       1,053,990
                                                                      ----------
ENTERTAINMENT - 1.35%
Viacom Inc., non-voting Class B+ .................          6,000        310,500
Walt Disney Co. (The) ............................          7,200        208,008
                                                                      ----------
                                                                         518,508
                                                                      ----------
FOODS - 4.98%
Archer-Daniels-Midland Co. .......................          2,300         29,900
ConAgra Foods, Inc. ..............................          1,900         37,639
Sara Lee Corp. ...................................          2,800         53,032
Sysco Corp. ......................................         65,800      1,786,470
                                                                      ----------
                                                                       1,907,041
                                                                      ----------
PERSONAL CARE - 1.39%
Colgate-Palmolive Co. ............................          2,000        117,980
Gillette Co. (The) ...............................          3,800        110,162
Procter & Gamble Co. (The) .......................          4,800        306,240
                                                                      ----------
                                                                         534,382
                                                                      ----------
RESTAURANTS- 0.32%
McDonald's Corp. .................................          4,600        124,476
                                                                      ----------
RETAIL (DRUG STORES) - 0.32%
Walgreen Co. .....................................          3,600        122,940
                                                                      ----------
RETAIL (FOOD CHAINS) - 0.41%
Kroger Co. (The)+ ................................          2,900         72,500
Safeway Inc.+ ....................................          1,800         86,400
                                                                      ----------
                                                                         158,900
                                                                      ----------
TOBACCO - 1.04%
Philip Morris Companies Inc. .....................          7,900        400,925
                                                                      ----------
Total Consumer Staples ...........................                     5,583,422
                                                                      ----------
ENERGY - 5.79%
OIL (DOMESTIC INTEGRATED) - 2.78%
        Exxon Mobil Corp. ........................         12,200      1,065,670
                                                                      ----------
OIL (INTERNATIONAL INTEGRATED) - 0.71%
        Chevron Corp. ............................          2,300        208,150
        Conoco Inc., Class B .....................          2,200         63,580
                                                                      ----------
                                                                         271,730
                                                                      ----------


================================================================================
See accompanying notes to financial statements.
6


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                          No. of         Value
Description                                               Shares        (Note A)
--------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.82%
Anadarko Petroleum Corp. .........................            900     $   48,627
Enron Corp. ......................................          2,700        132,300
Texaco Inc. ......................................          2,000        133,200
                                                                      ----------
                                                                         314,127
                                                                      ----------
OIL & GAS (REFINING & MINING) - 1.48%
Halliburton Co. ..................................         16,000        569,600
                                                                      ----------
Total Energy .....................................                     2,221,127
                                                                      ----------
FINANCIAL - 17.65%
Banks (Major Regional) - 1.49%
Bank One Corp. ...................................          4,100        146,780
Fifth Third Bancorp ..............................          2,000        120,100
Mellon Financial Corp. ...........................          1,800         82,800
National City Corp. ..............................          2,200         67,716
U.S. Bancorp .....................................          6,700        152,693
                                                                      ----------
                                                                         570,089
                                                                      ----------
BANKS (MONEY CENTER) - 3.30%
Bank of America Corp. ............................          5,400        324,162
Bank of New York Co., Inc.  (The)+ ...............          2,600        124,800
First Union Corp. ................................          3,600        125,784
FleetBoston Financial Corp. ......................          3,900        153,855
J.P. Morgan Chase & Co. ..........................          6,000        267,600
Wells Fargo & Co. ................................          5,800        269,294
                                                                      ----------
                                                                       1,265,495
                                                                      ----------
CONSUMER FINANCE - 1.04%
American Express Co. .............................          4,600        178,480
Household International, Inc. ....................          1,800        120,060
MBNA Corp. .......................................          3,000         98,850
                                                                      ----------
                                                                         397,390
                                                                      ----------
DIVERSIFIED - 3.79%
Fannie Mae .......................................          2,500        175,000
Freddie Mac ......................................          3,700        315,055
Morgan Stanley Dean Witter & Co. .................         15,000        963,450
                                                                      ----------
                                                                       1,453,505
                                                                      ----------
INSURANCE (BROKERS) - 0.26%
Marsh & McLennan Companies, Inc. .................          1,000        101,000
                                                                      ----------


                                                          No. of         Value
Description                                               Shares        (Note A)
--------------------------------------------------------------------------------

INSURANCE (LIFE & HEALTH) - 0.59%
AFLAC Inc. .......................................          1,900     $   59,831
American General Corp. ...........................          1,800         83,610
MetLife, Inc. ....................................          2,700         83,646
                                                                      ----------
                                                                         227,087
                                                                      ----------
INSURANCE (PROPERTY-CASUALTY) - 6.25%
Allstate Corp. (The) .............................          2,700        118,773
American International Group, Inc. ...............         16,000      1,376,000
Citigroup Inc. ...................................         17,100        903,564
                                                                      ----------
                                                                       2,398,337
                                                                      ----------
INVESTMENT BANKING & BROKERAGE - 0.62%
Charles Schwab Corp. (The) .......................          4,700         71,910
Merrill Lynch & Co., Inc. ........................          2,800        165,900
                                                                      ----------
                                                                         237,810
                                                                      ----------
SAVINGS & LOANS - 0.31%
Washington Mutual, Inc. ..........................          3,150        118,283
                                                                      ----------
Total Financial ..................................                     6,768,996
                                                                      ----------
HEALTH CARE - 13.90%
  BIOTECHNOLOGY - 0.55%
Amgen Inc.+ ......................................          3,500        212,380
                                                                      ----------
DRUGS (MAJOR PHARMACEUTICALS) - 12.50%
Abbott Laboratories ..............................          5,300        254,453
American Home Products Co. .......................          4,800        280,512
Bristol-Myers Squibb Co. .........................          7,100        371,330
Eli Lilly & Co. ..................................          4,000        296,000
Johnson & Johnson ................................          9,200        460,000
Merck & Co., Inc. ................................          3,800        242,858
Pfizer Inc. ......................................         62,000      2,483,100
Pharmacia Corp. ..................................          4,800        220,560
Schering-Plough Corp. ............................          5,200        188,448
                                                                      ----------
                                                                       4,797,261
                                                                      ----------
HOSPITAL MANAGEMENT - 0.24%
HCA Inc. .........................................          2,000         90,380
                                                                      ----------
MEDICAL PRODUCTS - 0.61%
Guidant Corp.+ ...................................          1,000         36,000
Medtronic, Inc. ..................................          4,300        197,843
                                                                      ----------
                                                                         233,843
                                                                      ----------
Total Health Care ................................                     5,333,864
                                                                      ----------


================================================================================
                                 See accompanying notes to financial statements.
                                                                               7


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                          No. of         Value
Description                                               Shares        (Note A)
--------------------------------------------------------------------------------

TECHNOLOGY - 17.88%
  COMMUNICATION EQUIPMENT - 0.89%
ADC Telecommunications, Inc.+ ....................          2,700     $   17,820
Corning Inc ......................................          6,200        103,602
Lucent Technologies Inc. .........................         10,700         66,340
Qualcomm Inc.+ ...................................          2,600        152,048
                                                                      ----------
                                                                         339,810
                                                                      ----------
COMPUTERS (HARDWARE) - 3.44%
Compaq Computer Corp. ............................          5,300         82,097
Dell Computer Corp.+ .............................          8,300        217,045
Hewlett-Packard Co. ..............................          6,300        180,180
International Business Machines Corp. ............          5,900        666,700
Sun Microsystems, Inc.+ ..........................         11,400        179,208
                                                                      ----------
                                                                       1,325,230
                                                                      ----------
COMPUTERS (NETWORKING) - 1.16%
Cisco Systems, Inc+ ..............................         24,400        444,080
                                                                      ----------
COMPUTERS (SOFTWARE & SERVICES) - 5.27%
Computer Associates International, Inc. ..........          2,100         75,600
Emc Corp+ ........................................          7,600        220,780
McDATA Corp., Class A+ ...........................          1,111         19,498
Microsoft Corp.+ .................................         17,600      1,284,800
Oracle Corp.+ ....................................         20,300        385,700
Yahoo! Inc.+ .....................................          1,900         37,981
                                                                      ----------
                                                                       2,024,359
                                                                      ----------
ELECTRONICS (COMPONENT DISTRIBUTION) - 0.24%
Emerson Electric Co. .............................          1,500         90,750
                                                                      ----------
ELECTRONICS (SEMICONDUCTORS) - 5.08%
Analog Devices, Inc.+ ............................         22,000        951,500
Intel Corp. ......................................         26,000        760,500
Micron Technology, Inc.+ .........................          2,000         82,200
Texas Instruments Inc. ...........................          4,900        154,350
                                                                      ----------
                                                                       1,948,550
                                                                      ----------
EQUIPMENT (SEMICONDUCTORS) - 0.50%
Agilent Technologies, Inc.+ ......................          1,800         58,500
Applied Materials, Inc.+ .........................          2,700        132,570
                                                                      ----------
                                                                         191,070
                                                                      ----------


                                                          No. of         Value
Description                                               Shares        (Note A)
--------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.30%
Automatic Data Processing, Inc. ..................         10,000     $  497,000
                                                                      ----------
Total Technology .................................                     6,860,849
                                                                      ----------
TRANSPORTATION - 0.21%
  AIRLINES - 0.13%
Southwest Airlines Co. ...........................          2,700         49,923
                                                                      ----------
RAILROADS - 0.08%
Norfolk Southern Corp. ...........................          1,400         28,980
                                                                      ----------
Total Transportation .............................                        78,903
                                                                      ----------
UTILITIES - 1.83%
  ELECTRIC COMPANIES - 1.36%
AES Corp. (The)+ .................................          1,900         81,795
American Electric Power Co., Inc. ................          1,200         55,404
Dominion Resources, Inc. .........................          1,000         60,130
Duke Energy Corp. ................................          2,800        109,228
Exelon Corp. .....................................          1,200         76,944
Reliant Energy, Inc. .............................          1,100         35,431
Southern Co. (The) ...............................          2,400         55,800
TXU Corp. ........................................          1,000         48,190
                                                                      ----------
                                                                         522,922
                                                                      ----------
NATURAL GAS - 0.25%
El Paso Corp. ....................................          1,800         94,572
                                                                      ----------
POWER PRODUCTS (INDEPENDENT) - 0.22%
Calpine Corp.+ ...................................          1,100         41,580
Mirant Corp.+ ....................................          1,300         44,720
                                                                      ----------
                                                                          86,300
                                                                      ----------
Total Utilities ..................................                       703,794
                                                                      ----------
Total United States
  (cost - $30,730,057) ...........................                    36,306,063
                                                                      ----------
Total Equity Securities
  (cost - $32,196,025) ...........................                    37,989,444
                                                                      ----------


================================================================================
See accompanying notes to financial statements.
8


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------
                                                       Principal
                                                         Amount          Value
Description                                             (000's)         (Note A)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 1.08%
  REPURCHASE AGREEMENT - 1.08%

Bear, Stearns & Co. Inc.
  (Agreement dated 06/29/01 to
  be repurchased at $423,637),
  3.97%, 07/02/01
(cost - $414,531) (Note F) .......................     $415           $  414,531
                                                                      ----------
TOTAL INVESTMENTS - 100.08%
  (cost - $32,610,556) (Notes A, C) ..............                    38,403,975

LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS - (0.08)%                                                  (29,523)
                                                                      ----------
NET ASSETS - 100.00%                                                $38,374,452
                                                                    ===========

----------

+ Security is non-income producing.


================================================================================
                                 See accompanying notes to financial statements.
                                                                               9


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value  (Cost $32,610,556) (Note A) ...........     $ 38,403,975
Cash collateral received for securities loaned (Note E) ......          588,747
Receivables:
        Dividends ............................................           20,182
        Interest .............................................            1,988
Prepaid expenses .............................................           23,379
                                                                   ------------
Total Assets .................................................       39,038,271
                                                                   ------------
LIABILITIES
Payables:
        Upon return of securities loaned (Note E) ............          588,747
        Investment management fees (Note B) ..................           27,157
        Capital stock repurchased (Note D) ...................            4,970
        Other accrued expenses ...............................           42,945
                                                                   ------------
Total Liabilities ............................................          663,819
                                                                   ------------
NET ASSETS (applicable to 3,966,060 shares
     of common stock outstanding) ............................     $ 38,374,452
                                                                   ============

NET ASSET VALUE PER SHARE ($38,374,452 / 3,966,060) ..........     $       9.68
                                                                   ============
NET ASSETS CONSISTS OF
Capital stock, $0.01 par value;
     3,966,060 shares outstanding
     (25,000,000 shares authorized) ..........................     $     39,661
Paid-in capital ..............................................       48,561,038
Cost of 2,043,940 shares repurchased .........................      (25,555,396)
Accumulated net investment loss ..............................         (370,481)
Accumulated net realized gain on investments .................        9,906,211
Net unrealized appreciation in value of investments ..........        5,793,419
                                                                   ------------
Net assets applicable to shares outstanding ..................     $ 38,374,452
                                                                   ============


================================================================================
See accompanying notes to financial statements.
10


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS Income (Note A):
        Dividends ..............................................    $   167,335
        Interest ...............................................         22,782
        Less: Foreign taxes withheld ...........................         (1,250)
                                                                    -----------
        Total Investment Income ................................        188,867
                                                                    -----------

Expenses:
        Investment management fees (Note B) ....................        202,576
        Audit and legal  fees (Note B) .........................         94,834
        Administration fees ....................................         36,148
        Directors' fees ........................................         25,123
        Printing ...............................................         18,316
        Custodian fees .........................................         16,977
        NYSE listing  fees .....................................         11,201
        Accounting fees ........................................          5,395
        Transfer agent fees ....................................          4,870
        Insurance ..............................................          2,562
        Other ..................................................         12,466
                                                                    -----------
                Total Expenses .................................        430,468
                Less: Fees paid indirectly (Note B) ............        (38,872)
                Less: Management fee waivers (Note B) ..........         (8,510)
                                                                    -----------
        Net Expenses ...........................................        383,086
                                                                    -----------
        Net Investment Loss ....................................       (194,219)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain from investments .............................      2,268,834
Net change in unrealized appreciation in value of investments ..     (8,744,460)
                                                                    -----------
Net realized and unrealized loss on investments ................     (6,475,626)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $(6,669,845)
                                                                    ===========

================================================================================
                                 See accompanying notes to financial statements.
                                                                              11


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                For the        For the
                                                           Six Months Ended   Year Ended
                                                             June 30, 2001   December 31,
                                                               (unaudited)        2000
                                                           ----------------  ------------

DECREASE IN NET ASSETS
Operations:
        Net investment loss ..............................   $   (194,219)   $   (645,795)
        Net realized gain on investments and
          foreign currency related transactions ..........      2,268,834       7,637,069
        Net change in unrealized appreciation in
          value of investments and
          translation of other assets and liabilities
          denominated in foreign currency ................     (8,744,460)    (15,452,439)
        Federal income tax on undistributed realized gains           --        (3,177,964)
                                                             ------------    ------------
                Net decrease in net assets resulting
                    from operations ......................     (6,669,845)    (11,639,129)
                                                             ------------    ------------

Distributions to shareholders (Note A):
        Net realized gain on investments and
          foreign currency related transactions ..........           --        (4,351,786)
                                                             ------------    ------------

Capital stock transactions (Note D):
        Cost of 101,200 and 361,800
          shares repurchased, respectively ...............       (936,078)     (4,232,705)
                                                             ------------    ------------

        Total decrease in net assets .....................     (7,605,923)    (20,223,620)
                                                             ------------    ------------
NET ASSETS
Beginning of period ......................................     45,980,375      66,203,995
                                                             ------------    ------------

End of period ............................................   $ 38,374,452    $ 45,980,375
                                                             ============    ============

================================================================================
See accompanying notes to financial statements.
12


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                          For the Six
                                         Months Ended
                                        June 30, 2001                      For the Years Ended December 31,
                                          (unaudited)            2000           1999            1998              1997
                                          -----------            ----           ----            ----              ----

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...   $    11.31        $     14.95     $    14.52     $     11.53       $    10.10

Net investment income/(loss) ...........        (0.05)#            (0.94)#        (0.19)#         (0.09)#          (0.05)
Net realized and unrealized gain/(loss)
on investments and foreign currency
related translations ...................        (1.61)             (1.81)          4.39            2.96             2.36

Net increase/(decrease) in net assets
from operations ........................        (1.66)             (2.75)          4.20            2.87             2.31

Dividends and distributions to
shareholders:
        Net investment income ..........          --                 --             --              --               --

        Net realized gain on investments
        and foreign currency related
        transactions ...................          --               (1.01)         (3.87)            --             (0.88)

Total dividends and distributions
to shareholders ........................          --               (1.01)         (3.87)            --             (0.88)

Anti-dilutive effect due to capital
shares repurchased .....................         0.03               0.12           0.10            0.12              --

Net asset value, end of period .........   $     9.68        $     11.31     $    14.95     $     14.52       $    11.53

Market value, end of period ............   $    8.350        $    10.590     $   14.250     $    12.880       $     9.440

Total investment return (a) ............       (21.15)%           (28.10)%        40.74%          36.42%           37.62%

RATIOS/SUPPLEMENTA DATA
Net assets, end of period (000 omitted)    $   38,374        $    45,980     $   66,204     $    79,060       $   67,951
Ratio of expenses to average net assets,
        net of fee waivers, if any .....         1.89%(b)(c)        1.72%(c)       1.55%(c)        1.91%            1.74%
Ratio of expenses to average net assets,
        excluding fee waivers, if any ..         2.13%(b)(d)        1.83%(d)       1.64%(d)     --               --
Ratio of net investment income/(loss)
        to average net assets ..........        (0.96)%(b)         (1.12)%        (0.59)%         (0.69)%          (0.46)%
Portfolio turnover rate ................        49.33%             28.26%        101.54%          50.39%           81.56%




                                                                           For the Years Ended December 31,
                                                                           --------------------------------

                                                1996           1995            1994            1993             1992          1991
                                                ----           ----            ----            ----             ----          ----

Net asset value, beginning of period ...   $     10.65     $     10.73     $     12.36     $      9.43     $     10.82     $   9.79

Net investment income/(loss) ...........         (0.03)        --                (0.03)           0.02            0.01        (0.01)
Net realized and unrealized gain/(loss)
on investments and foreign currency
related translations ...................          0.41            0.42           (0.64)           3.56           (0.35)        1.39

Net increase/(decrease) in net assets
from operations ........................          0.38            0.42           (0.67)           3.58           (0.34)        1.38

Dividends and distributions to
shareholders:
        Net investment income ..........       --              --              --              --                (0.02)        --

        Net realized gain on investments
        and foreign currency related
        transactions ...................         (0.93)          (0.50)          (0.96)          (0.65)          (1.03)       (0.35)

Total dividends and distributions
to shareholders ........................         (0.93)          (0.50)          (0.96)          (0.65)          (1.05)       (0.35)

Anti-dilutive effect due to capital
shares repurchased .....................       --              --              --              --              --              --

Net asset value, end of period .........   $     10.10     $     10.65     $     10.73     $     12.36     $      9.43     $  10.82

Market value, end of period ............   $      7.500    $     8.375     $     8.500     $    11.250     $     7.750     $  9.125

Total investment return (a) ............          0.64%           4.59%         (15.91)%         53.55%          (3.56)%      11.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)    $    59,520     $    62,781     $    63,216     $    72,830     $    55,540     $ 63,763
Ratio of expenses to average net assets,
        net of fee waivers, if any .....          1.53%           1.58%           1.75%           1.68%           2.29%        2.74%
Ratio of expenses to average net assets,
        excluding fee waivers, if any ..          --              --              --              --              --            --
Ratio of net investment income/(loss)
        to average net assets ..........         (0.25)%         (0.02)%         (0.25)%          0.16%           0.10%      (0.11)%
Portfolio turnover rate ................        120.66%          84.98%          81.73%         125.31%          82.49%       66.11%
------------------------------------------------------------------------------------------------------------------------------------

#    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions.
(b)  Annualized.
(c)  Expenses are net of fees paid indirectly.
(d)  Expenses exclude fees paid indirectly.


================================================================================
                                 See accompanying notes to financial statements.
                                                                              13

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Cornerstone Strategic Value Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987 and commenced investment operations on June 30, 1987. As a result of an Annual Meeting of Stockholders held on April 19, 2001, the Fund, formerly known as the Clemente Strategic Value Fund, Inc., changed its name. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2001, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Adviser" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

================================================================================
14

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. For U.S. federal income tax purposes, realized capital or foreign exchange losses incurred after October 31, 2000 within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The Fund elected to defer such capital loss of $1,500,693.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS

At the Annual Meeting of Stockholders of the Fund held on April 19, 2001, stockholders approved a new investment management agreement by and between Cornerstone and the Fund. As a result, Cornerstone commenced its performance of the investment management services with respect to the Fund's portfolio securities.

Effective April 19, 2001, Cornerstone serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Cornerstone has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.65% (on an annualized basis) of the Fund's average net assets for the fiscal period from April 19, 2001 through December 31, 2001. For the period April 19, 2001 through June 30, 2001, Cornerstone earned $97,689 for investment advisory services, of which Cornerstone waived $8,510.

For the period January 1, 2001 through April 18, 2001, portfolio securities were managed by Clemente Capital, Inc. ("Clemente"). Clemente engaged Wilmington Trust Co. ("Wilmington") as the Fund's sub-investment adviser. As compensation for its advisory services, Clemente received from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. For this period, Clemente earned $78,665. As compensation for its sub-advisory services, Wilmington was paid an annual fee calculated weekly and paid monthly equal to 25% of the net fees payable to the former investment adviser, Clemente. For this period, Wilmington earned $26,222.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $38,872 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement. Of this amount, $34,921 was used to offset administration fees.

The Fund paid or accrued approximately $67,400 for the six months ended June 30, 2001 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.


================================================================================
                                                                              15

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

NOTE C. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2001 was $32,610,556. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $5,793,419 was composed of gross appreciation of $6,652,540 for those investments having an excess of value over cost and gross depreciation of $859,121 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of securities, other than short-term investments, were $20,188,615 and $24,474,555, respectively.

NOTE D. SHARE REPURCHASE PROGRAM

On October 5, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 2001, the Fund repurchased 101,200 of its shares for a total cost of $936,078 at a weighted average discount of 13.47% from net asset value. The discount of individual repurchases ranged from 6.22% - 21.29%. For the year ended December 31, 2000, the Fund repurchased 361,800 of its shares for a total cost of $4,232,705 at a weighted average discount of 10.67% from net asset value. The discount of the individual repurchases ranged from 2.78% - 21.29%. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of its foregoing objectives, subject to review by the Board of Directors. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with shares repurchased held in treasury.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 10% of it's portfolio's assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at June 30, 2001 was $568,452 and $588,747, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.

During the period ended June 30, 2001, the Fund earned $200 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at June 30, 2001.

                                   Principal                             Total
                                    Amount                               Market
 Issuer                             (000's)    Yield       Maturity       Value
 ------                             -------    -----       --------       -----

United States Treasury Bond,
  Interest Only                     $1,925      5.43%       11/15/26    $423,500


================================================================================
16

--------------------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------


On April 19, 2001, the Annual Meeting of Stockholders of Cornerstone Strategic Value Fund, Inc. (the "Fund") was held and the following matters were voted upon:

     (1) To elect two Class I Directors until the year 2002 Annual Meeting, two Class II Directors until the year 2003 Annual Meeting and two Class III Directors until the year 2004 Annual Meeting.

NAME OF CLASS I DIRECTORS                  FOR               ABSTAIN
-------------------------                  ---               -------
Ralph W. Bradshaw                       3,029,773            612,600
Edwin Meese III                         3,028,124            614,249

NAME OF CLASS II DIRECTORS                 FOR               ABSTAIN
--------------------------                 ---               -------
Thomas H. Lenagh                        3,029,173            613,200
Scott B. Rogers                         3,028,913            613,460

NAME OF CLASS III DIRECTORS                FOR               ABSTAIN
---------------------------                ---               -------
Andrew A. Strauss                       3,029,773            612,600
Glenn W. Wilcox, Sr.                    3,029,373            613,000

     (2) To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund.

                              FOR            AGAINST             ABSTAIN
                              ---            -------             -------
                            2,101,840        615,542             33,973

     (3) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2001.

                              FOR            AGAINST             ABSTAIN
                              ---            -------             -------
                           3,507,302         113,289              21,781






================================================================================
                                                                              17

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.


Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.


Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.


The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.


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18


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DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)(CONCLUDED)
--------------------------------------------------------------------------------



There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30.5% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.






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                                                                              19


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--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

The following is a description of Cornerstone Strategic Value Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).


CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


May 2001


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20


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--------------------------------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund - Cornerstone Strategic Value Fund, Inc. is a closed-end, diversified investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek long-term capital appreciation primarily through investment in equity securities of companies listed in the United States. The Fund is managed by Cornerstone Advisors, Inc.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol "CLM"). The share price is published in: The New York Times (daily) under the designation "CornerStrt" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "CornstnStrat." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "CrnstnStrV."




















--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Cornerstone Strategic Value Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------



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                                                                              21


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DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                            Chairman of the Board of
                                             Directors and President
Thomas H. Lenagh                             Director
Edwin Meese III                              Director
Scott B. Rogers                              Director
Andrew A. Strauss                            Director
Glenn W. Wilcox, Sr.                         Director
Gary A. Bentz                                Vice President and Treasurer
Thomas R. Westle                             Secretary

INVESTMENT ADVISER                           SHAREHOLDER SERVICING AGENT
Cornerstone Advisors, Inc.                   American Stock Transfer & Trust Co.
One West Pack Square                         59 Maiden Lane
Suite 1650                                   New York, NY 10038
Asheville, NC 28801

ADMINISTRATOR                                INDEPENDENT ACCOUNTANTS
Bear Stearns Funds                           PricewaterhouseCoopers LLP
        Management Inc.                      Two Commerce Square
575 Lexington Avenue                         Philadelphia, PA 19103
New York, NY 10022

CUSTODIAN                                    LEGAL COUNSEL
Custodial Trust Company                      Spitzer & Feldman P.C.
101 Carnegie Center                          405 Park Avenue
Princeton, NJ 08540                          New York, NY 10022

EXECUTIVE OFFICES
575 Lexington Avenue
New York, NY 10022

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.


                                      CLM
                                     LISTED
                                    NYSE(R)





This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.








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                     CORNERSTONE STRATEGIC VALUE FUND, INC.










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